                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ACME UNITED CORPORATION
_______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1) or
    Item 22(a)(2) of Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        _______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
        _______________________________________________________________________

    (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        _______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
        _______________________________________________________________________

    (5) Total fee paid:
        _______________________________________________________________________

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:
        _______________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        _______________________________________________________________________

    (3) Filing Party:
        _______________________________________________________________________

    (4) Date Filed:
        _______________________________________________________________________

ACME UNITED CORPORATION
75 Kings Highway Cutoff
Fairfield, CT  06430

March 29, 1996

Dear Fellow Shareholder:

On behalf of your Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Acme United Corporation scheduled to be held on Monday, April 22, 1996 at 11:00 a.m., local time at The Westport Inn, 1595 Post Road East, Westport, Connecticut. This will be my first Annual Meeting since appointment as your Company's President and Chief Executive Officer, and I particularly look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to elect nine directors to serve for a one year term; approve an Amendment to the Company's 1992 Amended and Restated Stock Option Plan; approve the 1996 Non-Employee Director Stock Option Plan; approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock; and ratify the appointment of Coopers and Lybrand as the Company's independent auditors for the current fiscal year. Information regarding these matters is set forth in the accompanying Notice of Annual Meeting and Proxy Statement to which you are urged to give your prompt attention.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you attend the meeting.

On behalf of you Board of Directors, thank you for your continued support and interest in Acme United Corporation.


Sincerely,

/s/ Walter C. Johnsen
Walter C. Johnsen
President and Chief Executive Officer

ACME UNITED CORPORATION
75 Kings Highway Cutoff
Fairfield, CT  06430


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON APRIL 22,1996



Notice is hereby given that the Annual Meeting of Shareholders of Acme United Corporation will be held at The Westport Inn, 1595 Post Road East, Westport, Connecticut, on Monday, April 22, 1996, at 11:00 A.M., for the following purposes:

     1. To elect nine Directors of the Company to serve until the next Annual Meeting and until their successors are elected.

     2. To consider and vote upon approval of an Amendment to the 1992 Amended and Restated Stock Option Plan.

     3. To consider and vote upon approval of the 1996 Non-Employee Director Stock Option Plan.

     4.   To consider and vote upon an Amendment to the Company's
          Certificate of Incorporation to increase the number of authorized shares of Common Stock.

     5. To consider and vote upon the appointment of Coopers and Lybrand as Auditors for the Company for the year 1996.

     6. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 4, 1996, will be entitled to vote at the meeting and at any adjournment thereof.



                                   /s/ Dwight C. Wheeler
March 29, 1996                     ____________________________________
Fairfield, Connecticut             Dwight C. Wheeler II, Vice Chairman,
                                   Secretary and Treasurer



                        YOUR VOTE IS IMPORTANT

You are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect the right to vote in person in the event you attend the meeting.

Enclosure: The Annual Report of the Company for the year 1995.

ACME UNITED CORPORATION
75 Kings Highway Cutoff
Fairfield, CT  06430


ANNUAL MEETING OF SHAREHOLDERS
APRIL 22, 1996
PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of Acme United Corporation (hereinafter called the "Company") to be used at the Annual Meeting of Shareholders of the Company, to be held April 22, 1996, or at any adjournment thereof. The purposes are set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. Any proxy given may be revoked by a shareholder orally or in writing at any time prior to the voting of the proxy.

The approximate date on which this Proxy Statement and the enclosed Proxy is first sent or given to shareholders is March 29, 1996.

Only holders of Common Stock of record at the close of business on March 4, 1996 will be entitled to vote at the meeting. Each holder of the 3,337,620 issued and outstanding shares of $2.50 par value Common Stock is entitled to one vote per share. The holders of a majority of the outstanding shares present in person or by proxy will constitute a quorum for the transaction of business at the meeting.

The affirmative vote of a majority of the outstanding Common Stock entitled to vote thereon is required for approval of the Amendment to the Certificate of Incorporation. Where a quorum is present, the affirmative vote of a majority of the votes present, in person or by proxy, at the meeting and entitled to vote will decide other questions voted upon, including the election of Directors. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting.


PRINCIPAL SHAREHOLDERS

The following information is given with respect to any person who, to the knowledge of the Company's Board of Directors, owns beneficially more than 5% of the Common Stock of the Company (exclusive of treasury shares) as of February 12, 1996:

                                               Shares Owned
                                Type of       on February 12,      Percent
Shareholder                    Ownership           1996            of Class
___________________________________________________________________________
Henry C. Wheeler                Direct        434,844              13.03
149 Lansdowne
Westport, CT 06880

Henry C. Wheeler and Fleet      Direct (1)    104,140               3.12
National Bank of Connecticut
(formerly Shawmut National
Corporation), 777 Main Street,
MSN 321, Hartford, CT 06115,
Trustees for Henry C. Wheeler

Fleet National Bank of
Connecticut, 777 Main Street,
MSN321, Hartford, CT 06115
(a) as Trustee for Acme         Direct         58,333               1.75
United Corporation Profit
Sharing and Pension Plan
Trusts
(b) as Executor of              Direct         23,033                .69
the Estate of Phyllis
S. Wheeler

Dimensional Fund                Indirect (2)  222,364               6.67
Advisors Inc.
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

Maxus Investment Group          Indirect (3)  262,910               7.88
28601 Chagrin Boulevard
Cleveland, OH 44122

The persons shown above have sole voting power in these shares except that in the trust marked (1) the fiduciaries share voting and dispositive power and as noted in (2) and (3) below.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 222,364 shares, all of which are held in portfolios of DFA Investment Dimensions Group Inc. ("Fund"), a registered open-end investment company, or The DFA Investment Trust Company ("Trust"), a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional has sole voting power over 142,831 shares and sole dispositive power over 222,364 shares. Persons who are officers of Dimensional also serve as officers of the Fund and the Trust. In their capacity as such officers, they have the right to vote 69,033 additional shares which are owned by the Fund and 10,500 shares which are owned by the Trust and all of which shares are included in the 222,364 shares disclosed. Dimensional disclaims beneficial ownership of such shares.

(3) Maxus Investment Group incorporated as Resource Management Inc. ("Maxus Investment Group"), Richard A. Barone, ("Mr. Barone"), Maxus Asset Management Inc. ("MAM"), Maxus Securities Corp. ("Maxus Securities") and Maxus Capital Partners Limited Partnership ("Capital Partners") are collectively referred to as the "Filing Persons." The business address of each of the Filing Persons is 28601 Chagrin Boulevard, Cleveland, Ohio 44122. The Filing Persons each disclaim membership in a Group as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

Investment clients of MAM own 188,300 shares. MAM may be deemed to own beneficially these shares by reason of its power to dispose of such shares under its Investment Management Agreement with such clients. MAM disclaims beneficial ownership of all such shares.

Brokerage clients of Maxus Securities own 8,500 shares. Maxus
Securities may be deemed to own beneficially these shares by virtue of such relationship, although it has no contractual power to vote or dispose of such shares. Maxus Securities disclaims beneficial ownership of all such shares.

Capital Partners has the sole power to vote and dispose of the 66,110 shares which it owns. By virtue of its status as general partner of Capital Partners, Maxus Corporate Partners, Inc., also may be deemed to have the sole power to vote and dispose of the shares owned by Capital Partners. By virtue of his position as an owner, officer and director of Maxus Corporate Partners, Inc., Mr. Barone also may be deemed to have the sole power to vote and dispose of the shares owned by Capital Partners.

Mr. Barone owns no shares directly but, by virtue of his position as Chairman and President of MAM, Maxus Securities and Maxus Investment
Group, Mr. Barone may be deemed to own beneficially the 188,300 shares which may be deemed to be beneficially owned by MAM and the 8,500 shares which may be deemed to be beneficially owned by Maxus Securities. Mr. Barone disclaims beneficial ownership of all such shares. Maxus
Investment Group owns no shares directly, but Maxus Investment Group may be deemed to own beneficially the 188,300 shares which may be deemed to be beneficially owned by MAM and the 8,500 shares which may be deemed to be beneficially owned by Maxus Securities. Maxus Investment Group disclaims beneficial ownership of all such shares.

MAM shares with its investment clients the power to dispose of the shares which may be deemed to be beneficially owned by MAM. Maxus Securities also may be deemed to share with its brokerage clients the power to dispose of the shares which may be deemed to be beneficially owned by Maxus Securities. By virtue of their relationship to MAM and Maxus Securities, Maxus Investment Group and Mr. Barone also may be deemed to share such power. None of the Filing Persons has any power to vote any such shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table indicates, as to each named executive officer, director and nominee, and as to all directors and executive officers as a group, the number of shares and percentage of the Company's Common Stock beneficially owned as of February 12, 1996. The persons shown have sole voting power in these shares except as shown in the footnotes below.

                                              Common Stock
                                        Beneficially Owned as of
                                            February 12, 1996
                                       __________________________
                                         Number of
                                           Shares   (1)   Percent
_________________________________________________________________
David W. Clark .....................        70,704  (2)     2.04
George R. Dunbar ...................         5,026           *
James F. Farrington ................        17,500  (3)      *
Walter C. Johnsen....................      143,300  (4)     3.97
Newman M. Marsilius ................         8,553  (5)      *
Wayne R. Moore .....................         1,888           *
Gary D. Penisten ...................        25,000           *
Dwight C. Wheeler II ...............        55,502  (6)     1.54
Henry C. Wheeler ...................       538,984  (7)    14.92
Executive Officers and Directors
     as a Group (13 persons)........     1,064,957  (8)    29.48

____________________
*Less than 1.0%


(1) Based on a total of 3,337,620 currently outstanding shares and 275,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 12, 1996.

(2) Mr. Clark is Trustee of the John E. Clark Trust with 7,894 shares and has voting and dispositive power on those shares. Mr. Clark is Co-Trustee with Margaret L. Clark of the David W. Clark Trust with 53,768 shares and shares voting and dispositive power on these shares.

(3) Includes 8,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 12, 1996. Ruth
Farrington, wife of James F. Farrington, owns 1,080 shares in which Mr. Farrington disclaims any beneficial interest. Mr. Farrington also disclaims any beneficial interest in 79 shares owned by several of his children.

(4) Includes 100,000 shares issuable upon exercise of outstanding options within 60 days of February 12, 1996.

(5) Marie K. Marsilius, wife of Newman M. Marsilius, owns 632 shares in which Mr. Marsilius disclaims any beneficial interest.

(6) Includes 50,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 12, 1996. Dwight C. Wheeler II is a son of Henry C. Wheeler. Jeffrey H. Wheeler, son of Dwight C. Wheeler, owns 504 shares in which Mr. Wheeler disclaims any beneficial interest.

(7)  Henry C. Wheeler is Co-Trustee with Fleet National Bank of
Connecticut of 104,140 shares and shares voting and dispositive power on these shares. See Principal Shareholders for details.

(8) Includes 206,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 12, 1996.

ELECTION OF DIRECTORS

Each of the following persons has been nominated as a Director to serve until the next Annual Meeting of Shareholders and until his successor is chosen and qualified. The proxies in the enclosed form which are executed and returned will be voted (unless otherwise directed) for the election as Directors of the following nominees, all of whom are now members of the Board of Directors, except James L. L. Tullis.

                                                                  Director
Nominees              Principal Occupation                        Since
__________________________________________________________________________
Henry C. Wheeler
     (age 79)         Chairman and Chief Executive Officer            1941
                      through December 20, 1994, Chairman
                      through November 29, 1995, Chairman
                      Emeritus as of November 30, 1995

Newman M. Marsilius
     (age 78)         Chairman of the Board (1978-                    1956
                      1986), The Producto Machine Company,
                      manufacturer of special machine tools
                      and tooling products, Bridgeport, CT

Wayne R. Moore
     (age 65)         Chairman of the Board, The                      1976
                      Producto Machine Company,
                      manufacturer of machine tools,
                      special machines, and tool die
                      and mold components.  Chairman
                      of the Board, Moore Tool Company,
                      manufacturer of machine tools,
                      measuring machines and metrology
                      products.  Mr. Moore was Chairman
                      of the Association for Manufacturing
                      Technology/U.S. Machine Tool Builders
                      (1985-86).  Committee Member of
                      U.S. Eximbank (1984).

George R. Dunbar
     (age 72)         President of Dunbar Associates,                 1977
                      a municipal management consulting
                      firm. Former Chief Administrative
                      Officer for the City of Bridgeport.
                      President (1972-87), Bryant Electric
                      division of Westinghouse Electric
                      Corporation, manufacturer of wiring
                      devices load centers, circuit breakers
                      and ground fault products, Bridgeport,
                      CT. Mr. Dunbar is also a Director of
                      People's Bank, Bridgeport, CT.

David W. Clark
     (age 58)         Managing Director of Pryor & Clark              1980
                      Company, an investment company. From
                      July 1988 to June 1992, Mr. Clark
                      was President of Corcap, Inc., which
                      was spun off Lydall, Inc. in July
                      1988. Mr. Clark joined Lydall in 1972
                      as Vice President-Treasurer and Director.
                      He became Executive Vice President in
                      1977 and President in 1986. Until July
                      of 1992, Mr. Clark was also Chairman of
                      the Board of CompuDyne Corporation of
                      which he remains a Director. He is also
                      a Director of Checkpoint Systems, Inc.,
                      Thorofare, NJ; and Securities Software
                      and Consulting Company, Hartford, CT.

Dwight C. Wheeler II
     (age 53)         Vice Chairman since November 30, 1995,          1980
                      Secretary since March 26, 1996 and
                      Treasurer since April 23, 1990;
                      President and Chief Executive Officer
                      from December 20, 1994 to November 29, 1995.
                      Joined the Company in 1966. Posts held
                      include Executive Vice President, Chief
                      Operating Officer, Corporate Vice President -
                      Administration, Industrial Engineer and
                      Assistant to the President.

                                                                  Director
Nominees              Principal Occupation                        Since
__________________________________________________________________________

Gary D. Penisten
     (age 64)         Chairman of the Board since February            1994
                      27, 1996. He is a Director of D.E.
                      Foster & Partners L.P., an executive
                      search firm, and Food Court Entertainment
                      Network, Inc., a shopping mall advertising
                      entertainment venture. From 1977 to 1988,
                      he was Senior Vice President of Finance, Chief
                      Financial Officer and a Director of Sterling
                      Drug Inc. in New York City. After Sterling
                      was acquired by Eastman Kodak, he remained
                      in essentially the same position for
                      another two years at which time he retired
                      to pursue other interests. From 1974 to 1977
                      he served in the U.S. government as
                      assistant Secretary of the Navy for
                      Financial Management. Prior to that,
                      he was employed by General Electric
                      where his last position was Manager-
                      Finance, Power Generation Group.


Walter C. Johnsen
     (age 45)         President and Chief Executive Officer           1995
                      since November 30,1995; Chief
                      Financial Officer since March 26,
                      1996,Executive Vice
                      President from January 24, 1995 to
                      November 29, 1995.  Formerly served as
                      Vice Chairman and a principal of Marshall
                      Products, Inc. a medical supply distributor
                      based in Lincolnshire, Ill., which he and his
                      associates acquired in a leveraged
                      acquisition. He contributed significantly
                      to the firm's growth from $18 million to $40
                      million in annual revenues in a period
                      of four years.  Marshall was sold to a
                      Japanese company.  Previously, he held
                      various venture capital positions at
                      Smith Barney and was Managing Partner
                      of the firm's West Coast activities.
                      Earlier in his career, he worked at
                      Pfizer, Inc.

James L.L. Tullis
  (age 48)            Chairman and Chief Executive Officer of
                      Tullis-Dickerson & Co., Inc., Greenwich,
                      Connecticut, a management company for venture capital firms. From 1972 to 1983, he was a securities analyst researching the health care industry at Putnam Funds and Morgan Stanley and Co., Inc. He also was a senior vice president at E.F. Hutton and Co., and established a health care investment banking business there. He is former President of the Investment Association of New York. He is a director of Physician Sales & Service, Inc.,
                      American Consolidated Laboratories, Inc.,
                      Zynaxis, Inc., Quantum Solutions, Inc.,
                      PRP, Inc. and Guidestar, Inc.

Management does not expect that any of the nominees will become unavailable for election as a Director, but, if for any reason that should occur prior to the Annual Meeting, the persons named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

There were no material transactions between the Company and any Officer of the Company, any Director or nominee for election as Director, any security holder holding more than 5% of the Common Stock of the Company or any relative or spouse of any of the foregoing persons.

The Board of Directors had nine meetings. All Directors attended 75% of the aggregate of the total number of Board meetings and meetings of Committees of which they were a member.

All outside Directors received a fee of $6,000 per annum, plus a fee of $500 for each Board or other meeting attended until November 19, 1995. Effective November 30, 1995, the amount of fees payable to outside Directors shall be $1,500 per quarter plus $500 for each Board of Directors meeting attended. The fees earned for service on the Committees of the Board shall be $500 per Committee meeting and $500 for each one-half day, or major portion thereof, devoted to Committee work. The Chairman of the Executive Committee will earn an additional $500 per day to compensate for the broader responsibility and related effort.

Effective November 19, 1995 all fees payable to Directors shall be deferred until the Company completes four consecutive quarters with aggregate earnings per share of $.50 or more, the Company or one of its major businesses has been sold or a change in control of the Company has occurred. Until one of such events occurs, the fees as earned shall be accrued by the Company and when one of such events does occur, the accrued fees shall be paid as promptly as possible thereafter.

Each Director shall be offered the option of receiving, when such fees become payable, (a) an amount equal to the fees earned during the period of deferral, or (b) the sum of (i) the amount of the fees earned during the period of deferral, plus or minus, as the case may be (ii) the aggregate amount of the fees earned each month during the period of deferral times the Percentage Increase or Decrease in the Company's Stock Price index ("Index"). The "Percentage Increase or Decrease in the Index" shall mean the increase or decrease expressed as a percentage in the Index from the first business day of the month during which fees were earned and the Index on the last business day prior to the date of payment. The Index for any given day shall be the closing price on the American Stock Exchange for the Company's stock on such day. All payments pursuant to the Deferred Compensation Plan for Directors shall be without interest.

There is an Executive Committee of the Board of Directors which was reconstituted on November 20, 1995 and is composed of Messrs. Penisten, Dunbar and Farrington. The function of the Executive Committee is to act for the Board of Directors during the intervals between meetings of the Board. During 1995, the Committee held two formal meetings. In addition, the Committee members each worked independently on numerous projects for the Company. For these services, through December 31, 1995 Mr. Penisten earned $9,000, Mr. Dunbar $4,000, and Mr. Farrington $4,500. These amounts are being deferred as described above.

There is an Audit Committee of the Board of Directors which is composed of Messrs. Dunbar, Marsilius, Moore and Penisten. During 1995, this committee met two times with the Company's independent auditors. The function of the Audit Committee is to maintain a direct and separate line of communications between the Board of Directors and the Company's independent auditors.

The functions of a Nominating Committee are performed by the whole
Board. The Board will consider nominees for Directors recommended by shareholders, and such recommendations may be made by submitting in writing to the Board, care of the Secretary at Company's principal executive office, the name, address, telephone number and resume of his or her business and educational background along with a written statement by the shareholder as to why such person should be considered for election to the Board of Directors.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. During 1995 the Committee was composed of the non-employee members of the Board of Directors, which include David W. Clark, George R. Dunbar, Newman M. Marsilius, Wayne R. Moore and Gary D. Penisten. The Committee had three meetings during 1995.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is committed to a strong, positive link between business, performance and strategic goals, and compensation and benefit programs.


OVERALL EXECUTIVE COMPENSATION POLICY

Our compensation policy is designed to support the overall objective of enhancing value for our shareholders by:

     - Attracting, developing, rewarding and retaining highly qualified and productive individuals.

     - Directly relating compensation to both Company and individual performance.

     - Ensuring compensation levels that are externally competitive and internally equitable.


Following is a description of the elements of the Company's executive compensation program and how each relates to the objectives and policy outlined above.


BASE SALARY

The Committee reviews each executive officer's salary annually. In determining appropriate salary levels, we consider level and scope of responsibility, experience, company and individual performance, internal equity, as well as pay practices of other companies relating to executives of similar responsibility.

On December 20, 1995, it was decided that no salary increases would be granted on January 1, 1996. Moreover, salary increases in 1996 are to be reduced or delayed to reflect the performance of the Company.


                           ANNUAL INCENTIVES

Annual incentive programs and stock option incentives for executives are as follows:

Annual incentive award opportunities are made to executives to recognize and reward corporate and individual performance. The plan in effect for 1995 provided for an incentive bonus based on the achievement of corporate profitability goals set for each individual, based upon his area of responsibility. The bonuses would range from 5% to 50% of base salary, provided a minimum goal were reached.

The amount individual executives may earn under the bonus plan is directly dependent upon the individual's position, responsibility and ability to impact our financial success. No incentive bonuses were granted for 1995.

In 1996, a new goal-related plan has been implemented.

STOCK OPTION INCENTIVES

The Company's stock option compensation program is administered by the Compensation Committee, which has been combined with the Stock Option Plan Committee of the Board of Directors. The purpose of the Company's 1992 Amended and Restated Stock Option Plan is to promote the interests of the Company by enabling its key employees to acquire an increased proprietary interest in the Company and thus to share in the future success of the Company's business. Accordingly, the plan is intended as a means not only of attracting and retaining outstanding management personnel but also of promoting a closer identity of interests between employees and stockholders. Since the employees eligible to receive options under the plan will be those who are in a position to make important and direct contributions to the success of the Company, the Committee believes that the grant of the options under the plan will be in the best interest of the Company.

The following options were granted in 1995:

   Options for 75,000 shares were granted to Walter C. Johnsen on January 24, 1995 of which 25,000 shares vested on January 25, 1995, 25,000 on July 24, 1995 and 25,000 on January 24, 1996. In addition, on January 23, 1996 Mr. Johnsen was granted options for 75,000 shares of which 25,000 shares vested on January 23, 1996, 25,000 will vest on July 24, 1996 and 25,000 on January 1, 1997.

   The Committee also granted options for 10,000 shares each to Andrew Harrison and Stephen T. Bajda. Mr. Dwight C. Wheeler surrendered options for 50,000 shares effective on December 1, 1995.

RATIONALE FOR CEO COMPENSATION

Walter C. Johnsen was designated Chief Executive Officer of the
Company effective on November 30, 1995. His compensation package was designed to encourage performance in line with the interests of our shareholders. We believe Mr. Johnsen's total compensation was competitive in the external marketplace and reflective of Company and individual performance.

Mr. Johnsen's compensation was $150,000 per annum prior to his becoming Chief Executive Officer, and was not changed as a result of his new position. The factors which the Committee considered in determining Mr. Johnsen's base salary for fiscal 1995 were those mentioned above for other executive officers.

Dwight C. Wheeler was Chief Executive Officer of the Company through November 29, 1995. His salary continued until November 30, 1995 at the same level as he had received in 1994. As of December 1, 1995 his salary was reduced to $150,000 per annum.


COMPENSATION COMMITTEE

David W. Clark
George R. Dunbar
Gary D. Penisten
Wayne R. Moore
Newman M. Marsilius

The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference in this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following sets forth information concerning the compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company at the end of the last completed fiscal year earning more than $100,000 in salary and bonuses. No information is given as to any person for any fiscal year during which such person was not an executive officer of the Company.


                          ANNUAL COMPENSATION

                                                                  Other Annual
Name and                                                          Compensation
Principal Position           Year    Salary          Bonus               (1)
______________________________________________________________________________
Walter C. Johnsen,           1995    $143,750        $  -0-          $1,000
President & Chief
Executive Officer since
November 30, 1995,
Executive Vice President
through November 29, 1995.(2)

Henry C. Wheeler,            1995    $111,000 (3)    $  -0-          $  893
Chairman through             1994    $180,000        $  -0-          $1,000
November 29, 1995.           1993    $180,000        $  -0-          $  735

Dwight C. Wheeler II,        1995    $177,500 (4)    $  -0-          $  972
Vice Chairman since          1994    $180,000        $  -0-          $  697
November 30, 1995            1993    $156,000        $  -0-          $1,000
President & Chief
Executive Officer through
November 29, 1995.(5)

Andrew T. Harrison,          1995    $125,000        $  -0-          $  797
Senior Vice President        1994    $120,000        $  -0-          $  951
                             1993    $ 96,900        $  -0-          $  714

Stephen T. Bajda,            1995    $110,004        $  -0-          $1,000
Senior Vice President(6)     1994    $100,020        $  -0-          $1,000
                             1993    $ 94,800        $  -0-          $1,000

(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or ten (10%) percent of the total amount of annual salary and bonus for any named individual. Amounts shown represent certain reimbursements for taxes.

(2) Walter C. Johnsen also serves as Chief Financial Officer (since March 26, 1996).

(3) Henry C. Wheeler's salary was reduced to $12,000 per annum effective December 1, 1995.

(4) Dwight C. Wheeler's salary was reduced to $150,000 per annum effective December 1, 1995.

(5) Dwight C. Wheeler also serves as Secretary (since March 26, 1996) and Treasurer (April 23, 1990) for the company.

(6) Stephen T. Bajda left the employment of the company effective
    March 25, 1996.

OPTION GRANTS IN LAST FISCAL YEAR AND POTENTIAL REALIZABLE VALUES

The following table provides information concerning each option granted during the last fiscal year to each of the named executive officers and the potential realizable value of such options at certain assumed rates of stock appreciation.

               INDIVIDUAL GRANTS                        Potential Realizable
___________________________________________________    Value at Assumed Annual
          Number of   % of Total                       Rates of Stock Price
          Shares      Options                          Appreciation for Option
          Underlying  Granted to    Exercise  Expira-           Term
          Options     Employees in  or Base   tion     _______________________
Name      Granted     Fiscal Year   Price     Date          5%          10%
______________________________________________________________________________
Walter C.  75,000         48%       $3.625     January   $171,000    $433,000
Johnsen                             per share  23, 2005

Andrew T.  10,000          6%       $3.625     January   $ 23,000    $ 58,000
Harrison                            per share  23, 2005

Stephen T. 10,000          6%       $3.625     January   $ 23,000    $ 58,000
Bajda                               per share  23, 2005

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

The following table provides information concerning each option exercised during the last fiscal year by each of the named executive officers and the value of unexercised options held by such executive officers at the end of the fiscal year.


                                                   Number of
                                                   Securities      Value of
                                                   Underlying     Unexercised
                                                  Unexercised     In-the-Money
                                                 Option/SARs at   Option SARs
                                                 Fiscal Year      at Fiscal Yr
                        Shares                     End (1)         End (1)(2)
                      acquired on     Value      Exercisable/     Exercisable/
       Name           exercise (#)  Realized($)  Unexercisable    Unexercisable
_______________________________________________________________________________
Walter C. Johnsen....    -0-           -0-         75,000/-0-      $18,750/-0-

Henry C. Wheeler ....    -0-           -0-         -0-/-0-         -0-/-0-

Dwight C. Wheeler II     -0-           -0-         50,000/-0-      $34,375/-0-

Andrew T. Harrison ..    -0-           -0-         10,000/-0-      $ 2,500/-0-

Stephen T. Bajda.....    -0-           -0-         10,000/-0-      $ 2,500/-0-

(1) The Company has no unexercised SARs

(2) Values stated are based on the closing price per share of the Company's Common Stock on the American Stock Exchange on
    December 29, 1995, the last trading day of the fiscal year.

ACME UNITED CORPORATION RETIREMENT PLANS

In December 1995, the Board of Directors adopted a resolution to freeze the defined benefit pension plan resulting in no further benefit accruals after February 1, 1996. The life annuity annual benefit at age 65, was zero for Walter C. Johnsen, $18,187 for Dwight C. Wheeler, $28,961 for Andrew T. Harrison and $8,604 for Stephen T. Bajda. Henry C. Wheeler is presently receiving a $62,926 annual pension benefit under a 100% joint and survivor form of payment. These amounts are not subject to a deduction for estimated Social Security benefits, and do not include benefits which would result from the transfer by a retiring employee of his accrued profit-sharing account balance to the pension plan.


CHANGE-IN-CONTROL ARRANGEMENTS AND SEVERANCE PAY PLAN

The Company has a Salary Continuation Plan in effect covering officers of the Company employed in the United States at the level of Vice President or above, under the age of 65 and having at least one (1) year of Company service. Amongst others, this plan covers Walter C. Johnsen, Dwight C.
Wheeler II, Andrew T. Harrison and Stephen T. Bajda, and is designed to retain key employees and provide for continuity of management in the event of an actual or threatened change in control of the Company and/or the sale of its Medical Products Division. First, the plan provides that in the event of such a change in control and/or sale of the Medical Products Division each such key employee would have specific rights and receive certain benefits if, within one year after such change in control and/or sale (two years for certain officers who like Mr. Johnsen and Mr. Wheeler are also Directors), either the employee's employment is terminated by the Company involuntarily, his responsibility, status or compensation is reduced, or if he is transferred to a location unreasonably distant from his current location. In such circumstances the compensation which the employee would be entitled to receive would be a lump sum payment equal to a specific number of months' compensation based upon the level of his non-deferred compensation in effect immediately preceding such disposition. Secondly, any such key employee resigning within six (6) months after the disposition of the Company or the Medical Products Division (one year for certain officers who like Mr. Johnsen and Mr. Wheeler are also Directors) would be entitled to a similar payment. Under the first scenario Messrs. Johnsen, Wheeler, Harrison and Bajda would be entitled to thirty (30) months', thirty (30) months', eighteen (18) months' and eighteen (18) months' compensation respectively; under the second scenario, Messrs. Johnsen, Wheeler, Harrison and Bajda would be entitled to twenty-four (24) months', twenty-four (24) months', twelve (12) months' and twelve (12) months' compensation respectively.

The Company has a Severance Pay Plan in effect covering officers of the Company employed in the United States at the level of Vice President or above, under the age of 65 and having at least one (1) year of Company service. Amongst others, this Plan covers Mr. Johnsen, Dwight C. Wheeler II, Mr. Bajda and Mr. Harrison, and is designed to enable the Company to attract and retain key employees. The Plan provides that in the event the key employee's employment is terminated by the Company involuntarily, his responsibility, status or compensation is reduced or if he is transferred to a location unreasonably distant from his current location, he shall be entitled to benefits under the Plan. In such circumstances the compensation which the employee would be entitled to receive would be a lump sum payment equal to a specific number of months compensation based upon the level of his non-deferred compensation in effect immediately preceding such termination. Under the Plan Mr. Johnsen would be entitled to six (6) months' compensation, Mr. Wheeler to thirty (30) months' compensation, Mr. Bajda to eighteen (18) months' compensation, and Mr. Harrison to eighteen (18) months' compensation upon such severance. This plan applies only if the Salary Continuation Plan does not apply. As a result of his change in status from President and Chief Executive Officer to Vice Chairman, which became effective on November 30, 1995, Dwight C. Wheeler, II was eligible to claim severance pay pursuant to the Severance Pay Plan. By agreement with the Board of Directors, Mr. Wheeler has reserved the right to resign and to claim benefits under the Severance Pay Plan through November 30, 1996. Further, if Mr. Wheeler resigns on or before November 30, 1996 or otherwise becomes eligible to make any claim under either the Salary Continuation Plan or the Severance Pay Plan, the salary level used to calculate his benefit will be the greater of his salary prior to November 30, 1995 or the salary in effect at the time of termination of his employment.

PERFORMANCE GRAPH

The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph compares the yearly cumulative total stockholder return on the Company's Common Stock with the yearly cumulative total return of (a) the AMEX Market Index and (b) a peer group of companies that, like the Company,
(i) are currently listed on the American Stock Exchange, and (ii) have a market capitalization of $10 million to $20 million. The peer group includes the following companies: Acme United Corporation, Aircoa Hotel Partners LP, Alba-Waldensian Inc, Alfin Inc, Allied Research Assoc., America First Prep 2 LP, Arizona Land Income CP, Arrhythmia Res Tech, Arrow Automotive Ind, Aurora Electronics Inc., B&H Ocean Carriers LTD, Bank of Southington, Banyan Hotel Invest Fund, Biopharmaceutics Inc., Blackrock CA INV QMT, Blackrock FL IQMT, Blackrock NJ IQMT, Blackrock NY IQMT, Bowmar Instrument CP, Brock Exploration Company, Buffton CP, Cabletel Commun, Calton Inc., Chicago Rivet & Machine, Citadel Holding CP, Cognitronics CP, Columbus Energy CP, Computrac Inc, Concord Fabrics Inc A, Continental Materials CP, CST Entertain Inc, Dataram CP, Decorator Ind Inc, Dewolfe Cos Inc, Digital Comm Tech CP, Engex Inc, Environmental Tectonics, Espey Mfg & Electronics, ETS Internat Inc, EXX Inc CL A, Foodarama Supermarkets, Fountain Powerboat Ind, FPA CP, Franklin Advantage RE FD, Frontier ADJ of America, General Automation Inc, General Employment Ent, Global Ocean Carriers, Go-Video Inc, Goldfield CP, Graham CP, Hallmark Financial Services, Health-Chem CP, Healthy Planet Products, Hein-Werner CP, Howell Ind Inc, Income Opportunity RL TR, Independent Bankshares, Intelligent System, Ion Laser Technology Inc, Jaclyn Inc, Joule Inc, Kinark CP, Kit Manufacturing Co, Kleer-Vu Ind, Leather Factory Inc, Magnum Petrol, Matec CP, Measurement Specialties, Mem Co Inc, Merrimac Ind Inc, Midsouth Bankcorp, Milwaukee Land Co, MSR Exploration Ltd, NFC PLC ADR, O'Okiep Copper Co, One Liberty Props Inc, Pacific Gateway Props, Pamida Holding CP, Pinnacle Bank, Pittsburgh & WV Railroad, Plymouth Rubber Inc CL A, Portage Ind CP, Pratt Hotel, Professional Bancorp, Professional Dental Tech, PS Business Parks in CLA, Public Storage Prop XX, Reliv Internat Inc, Resort Income Inv Inc, Richton Internat CP, Sahara Gaming CP, Scandinavia Co, Servotronics Inc, Sheffield Exploration, Shopco Laurel Ctr LP, Silverado Foods Inc, Sloans Supermarkets, Stage II Apparel CP, Sterling Cap CP, Sunair Electronics Inc, Sunbelt Nursery GR, Surety Capital CP, Team Inc, Thermwood CP, Tolland Bank CT, Town & Country CP, Trans Lux CP, Triton Group Ltd, Unapix Entertain, Unitel Video Inc, UTI Energy CP, Van Kampen AM Cap OH VMI, Vanguard Real Estate FD II, Versar Inc, Voyageur MN Muni Inc FD3, Wellco Enterprs Inc, Wells-Gardner Electronic, Xytronyx Inc.

The Company does not believe it can reasonably identify a peer group of companies on an industry or line-of-business basis for the purpose of developing a comparative performance index. While the Company is aware that some other publicly-traded companies market products in one of the Company's two lines-of-business, none of these other companies provide most or all of the products offered by the Company, and many offer other products or services as well. Moreover, some of these other companies that engage in one of the Company's two lines-of-business do so through divisions or subsidiaries that are not publicly-traded. Furthermore, many of the other companies are substantially more highly capitalized than the Company. For all of these reasons, any such comparison would not, in the opinion of the Company, provide a meaningful index of comparative performance.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

COMPARISON OF CUMULATIVE TOTAL RETURN
OF COMPANY, PEER GROUP AND BROAD MARKET
FISCAL YEAR ENDING

COMPANY             1990     1991     1992     1993     1994     1995
ACME UNITED CP       100   142.48   117.02    87.26    66.73    79.56
PEER GROUP           100   112.27   123.13   128.02   103.24    94.39
BROAD MARKET         100   123.17   124.86   148.34   131.04   168.90

PROPOSAL FOR AMENDMENT TO EMPLOYEES' STOCK OPTION PLAN

DESCRIPTION OF 1992 AMENDED AND RESTATED STOCK OPTION PLAN

The Company adopted a non-qualified stock option plan, the 1988 Stock
Option Plan effective February 22, 1988, which was amended effective January 29, 1991 and further amended and restated as the 1992 Amended and Restated Stock Option Plan (the "Plan") effective February 25, 1992. A further amendment of the Plan to increase the number of shares available will be considered at the Annual Meeting and is described below. Under the Plan, which is administered by the Compensation Committee of the Board of Directors ("Committee"), key employees of the Company (including directors and officers who are employees) have been granted options to purchase shares of Common Stock.

The Plan permits the granting of an aggregate of 300,000 shares of Common Stock (proposed to be increased to 400,000 shares) at a price equal to one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock which is subject to the option. Further no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after five years from the date of granting. The par value of the Company's Common Stock is presently $2.50 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. As a result of the amendment and restatement of the Plan in 1992, options may be granted until February 24, 2002. Unless otherwise specified by the Committee, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. Options granted prior to the 1992 amendment and restatement are non-qualified stock options and any shares issued under these options would be included in the 300,000 share total proposed to be increased to 400,000.

PLAN ADMINISTRATION

The Plan is administered by the Committee, which consists of members of the Board who are not employees of the Company. The Committee is authorized, subject to the provisions of the Plan, to determine the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and to interpret the Plan and to make such rules of procedure as the Committee may deem proper.

Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Committee. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash.

Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death, disability or retirement of the optionee, the optionee may exercise within three months of such termination such options as the optionee could have exercised if his or her employment had continued for such three month period. If the termination is by reason of retirement, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but if the option is exercised later than three months from the date of retirement the option shall not constitute an Incentive Stock Option. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment or within such other period, not exceeding three years after the date of disability as is set forth in the option agreement with respect to such options, provided, however, that if the option is exercised later than one year after the date of disability, it shall not constitute an Incentive Stock Option. Notwithstanding the above, no option may be exercised after the expiration date specified in the option agreement.

TAX ASPECTS

With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company on the date of exercise of the option over the option price. The Company will withhold income on employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as capital gain (or loss).

With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an Incentive
Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

CHANGES IN PLAN

The Plan may be terminated, suspended, or modified at any time by the Board of Directors, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime, may be exercised only by the optionee.

All of the Options previously issued will remain unchanged and outstanding after the 1996 amendment to the Plan.

The benefits or amounts that will be received by or allocated to any participants are not now determinable, except that, because the grant of options for 75,000 shares to Walter C. Johnsen, President and Chief Executive Officer of the Company, on January 23, 1996 is conditional upon the availability of sufficient shares in the Plan and because there were only 50,000 shares available in the Plan on January 23, 1996, Mr. Johnsen will be entitled to a portion of the proposed increased amount level to 25,000 shares, upon adoption of the proposed amendment to the Plan (subject to the vesting provisions of the grant).

AMENDMENT TO THE 1992 AMENDED AND RESTATED STOCK OPTION PLAN

On January 23, 1996, the Board of Directors adopted, subject to the approval of the shareholders, an amendment to the Plan. The only change adopted is an increase in the aggregate number of shares of Common Stock available under the Plan from 300,000 shares to 400,000 shares. The foregoing description of the Plan is qualified in its entirety by reference to the text of the Plan (excluding the proposed amendment), a copy of which has been filed with the Securities and Exchange Commission ("SEC").


VOTE REQUIRED

The purpose of the proposed amendment is to provide shares for managers who will be instrumental in improving the operating results of the Company. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the meeting is required for approval of the 1996 Amendment to the 1992 Amended and Restated Stock Option Plan.

The Board of Directors recommends a vote FOR approval of the 1996
Amendment to the Plan.

PROPOSAL FOR ADOPTION OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

On February 27, 1996, the Board of Directors adopted, subject to approval of the Shareholders, the 1996 Non-Employee Director Stock Option Plan ("Plan"). The following description of the Plan is qualified in its entirety by reference to the text of the Plan, a copy of which has been filed with the SEC.

PURPOSE

The purpose of the Plan is to provide long-term incentive supplemental compensation for members of the Board of Directors of the Company who are not employees of the company through the ownership of the Company's Common Stock, thereby further aligning their interest with the interests of shareholders. Stock option plans for non-employee directors have served other companies and their shareholders well by directly relating incentive compensation to the building of long-term shareholder values. A plan is being proposed for the first time for directors to provide equity-related compensation for this important group as well. Such plans are increasingly common throughout American industry and are found in other companies with which the Company competes for the services of qualified individuals to serve as directors.

ADMINISTRATION OF THE PLAN

The Plan will be administered by the Compensation Committee of the Board of Directors composed of non-employee directors (the "Committee"). The Committee, however, will have no discretion affecting the timing, price or amount of any grants, all of which are determined in the Plan.

SHARES OF STOCK SUBJECT TO THE PLAN

The aggregate number of shares that may be subject to options during the term of the Plan is limited to 50,000 shares of the Common Stock of the Company. This limit may not be increased during the term of the Plan except by equitable adjustment following recapitalization, stock splits, stock dividends or any similar adjustment in the number of shares subject to outstanding options, and in the related option exercise price. If the shareholders approve this Plan, additional shares (which can be authorized but unissued shares or treasury shares or a combination thereof) will be set aside for the award of options.

ELIGIBILITY

New Directors of the Company who are first elected to the Board at the 1996 Annual Meeting or at subsequent Annual Meetings (or at a meeting of the Board of Directors if such Director is elected to fill a vacancy) and, at the time of receiving any grant, are not employees of the Company are eligible to receive benefits under the Plan. It is expected that there will be one new Director elected at the 1996 Annual Meeting. Directors who were first elected to the Board prior to the 1996 Annual Meeting and at the time of receiving any grant, and who are not employees of the Company, are eligible to receive benefits under the Plan after the Company has had a period of four consecutive quarters of aggregate earnings of $0.50 per share. Since there has previously been no stock option plan for other than salaried employees, no previous grants have been made to persons as non-employee Directors.

DURATION OF THE PLAN

No awards of stock options may be made after 2006, but termination will not affect the rights of any participant with respect to any grants made prior to termination.

OPTION

If approved by shareholders, an option to purchase 10,000 shares of the Common Stock of the Company will be granted to each new director on April 22, 1996, and each year thereafter (beginning with 1997) on the date of the Annual Meeting for that calendar year (or on the date of the meeting of the Board of Directors at which such Director was elected to fill a vacancy) to each Director who, at the adjournment of that meeting, is an eligible Director.

Further, after a period of four consecutive quarters of earnings of aggregate $0.50 per share by the Company, Directors who were elected prior to the 1996 Annual Meeting shall be granted options to purchase 2,500 shares of Common Stock of the Company. Annually thereafter, during his continued service on the Board, each such Director shall be granted options to purchase 2,500 shares of common stock provided that in the aggregate no such Director shall receive grants of option for more than 10,000 shares in total.

EXERCISE PRICE

The exercise price with respect to an option awarded under the Plan will be 100% of the fair market value of the Common Stock as of the date the option is granted. It will be paid for in full, in cash or in any other medium and manner satisfactory to the Company at the time the option is exercised. The optionee must satisfactorily provide for the payment of any taxes which the Company is obligated to collect or withhold before the Common Stock is transferred to the optionee.

PROVISIONS RELATING TO OPTIONS

Options may not be exercised until at least one year from the date of the grant and not after ten years from the date of the grant, except in the case of death of the grantee in the final year prior to expiration of the 10-year term. In that case, stock options may be exercised for a period of eleven years from the date of grant. The Committee may make provision for exercises within the 10-year terms of a grant but following termination of Board membership. Recipients will have no rights as stockholders until the date of exercise in the case of an exercise involving receipt of stock. Options may not be transferred except upon the death of the grantee, in certain other instances as provided by law, and for the benefit of immediate family members if permitted by law and under uniform standards adopted by the Committee.


AMENDMENT TO THE PLAN

The Board of Directors on recommendation of the Committee may amend or terminate the Plan, except that no amendment shall affect the timing, price or amount of any grants to eligible Directors. In addition, shareholders must approve any change (i) increasing the numbers of shares subject to the Plan (except as described under "Shares of stock subject to the Plan") or
(ii) changing the eligibility for grant. Provisions of the Plan may not be amended more than once every six months, other than to comply with provisions of applicable law.

FEDERAL INCOME TAX CONSEQUENCES

Granting of options and rights

A recipient of options incurs no income tax liability as a result of having been granted those options or rights.

Exercise of Options

The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company.

Sale of Stock

Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if he or she has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

PLAN BENEFITS

The benefits or amounts that will be received by or allocated to any participants are not now determinable, except that upon election as a Director, Mr. Tullis will be granted options for 10,000 shares under the terms of the proposed plan.

VOTE REQUIRED

The plan described requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or by proxy at the meeting. If the plan is not approved by shareholders, it will not become effective.

The Board of Directors recommends a vote FOR approval of the 1996 Non-Employee Director Stock Option Plan.

PROPOSAL FOR AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors has approved and recommends that the Shareholders of the Company approve an Amendment to the Certificate of Incorporation for the purpose of increasing the number of its authorized shares of Common Stock at $2.50 par value ("Common Stock"), from 4,000,000 to 8,000,000 shares.

The text of the resolutions for the proposed amendment is as follows:

     RESOLVED that the authorized capital stock of this corporation be changed from $10,000,000.00 consisting of 4,000,000 shares of Common Stock of the par value of $2.50 per share and having no pre-emptive rights to $20,000,000.00 consisting of 8,000,000 shares of Common Stock of the par value of $2.50 per share; said stock to have no pre-emptive rights.

     FURTHER RESOLVED, that ARTICLE IV of the Articles of
     Association and Certificate of Incorporation be and hereby is amended to provide as follows:

     "ARTICLE IV. The amount of Capital Stock of this corporation is Twenty Million Dollars ($20,000,000.00), divided into 8,000,000 shares of Common Stock of the par value of Two Dollars and Fifty Cents ($2.50) a share. The holders of Common Stock shall have no pre-emptive rights."

The Company's capitalization is reflected in its audited financial statement, and such financial statements, together with management's discussion and analysis of financial condition and result of operations and other required information is incorporated by reference to the Company's Annual Report, a copy of which accompanies this Proxy Statement.

If the proposed Amendment to the Company's Certificate of Incorporation is adopted, no further approval of the holders of Common Stock would be required or sought for the issuance of shares of Common Stock as authorized by the Amendment.

The Board of Directors believes that the increase in the number of authorized shares of Common Stock will increase the flexibility of the Company for acquisitions, financing and stock options. The Company has no plans to issue any of the Common Stock at the present time.

The Board of Directors could authorize the issuance of the authorized shares as an anti-takeover device but it has no plans to do so and the Board is not aware of any present attempt to take over the Company.

If these additional shares are authorized, then upon the issuance of such shares the interests of existing shareholders could be diluted.

Holders of Common Stock are not entitled to pre-emptive rights in connection with the issuance of additional shares of Common Stock.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding Common Stock entitled to vote on this proposal to amend the Certificate of Incorporation is required for approval of the amendment.

The Board of Directors recommends a vote FOR approval of this amendment to the Certificate of Incorporation.

SELECTION OF AUDITORS

The shareholders will be asked to approve the appointment of Coopers & Lybrand, auditors for the Company since 1969, as auditors for 1996. The Company knows of no direct or material indirect financial interest in the Company or of any connection with the Company by this accounting firm except the professional relationship between auditor and client.

Representatives of Coopers & Lybrand are expected to be present at the 1996 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


COMPLIANCE WITH SECTION 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's common stock, to file with the SEC and the American Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 1995 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows:

Through an oversight, the initial filing of Form 3 with the SEC by Mr.
Walter C. Johnsen was not filed within ten (10) days of his becoming employed by the Company on January 24, 1995. His Form 3 was filed with the SEC on or about April 3, 1995.


SHAREHOLDER PROPOSALS

To allow sufficient time for preparation of the proxy and proxy statement, shareholder proposals for presentation at the Annual Meeting scheduled for April 28, 1997 must be received by the Secretary of the Company no later than November 28, 1996.

In addition, the Company's by-laws provide that any shareholder wishing to make a nomination for the office of Director at the 1997 Annual Meeting must give the Company at least sixty (60) days' advance notice, and that notice must meet certain requirements set forth in the by-laws. Shareholders may request a copy of the by-laws from the Secretary of the Company.

Notices and requests should be addressed to Secretary, Acme United Corporation, 75 Kings Highway Cutoff, Fairfield, Connecticut 06430.

OTHER BUSINESS

Management does not know of any matters to be presented, other than those described herein, at the Annual Meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Upon receipt of written request, directed to the Secretary at the below address, by any shareholder, the Company will furnish without charge a copy of the most recent Annual Report on Form 10-K including financial statements and schedules thereto, and a copy of all exhibits as itemized in Item 11 of Form 10-K.



Solicitation of proxies is being made by management through the mail, in person and by telephone and telegraph. The Company will be responsible for costs associated with this solicitation.


By Order of the Board of Directors
Dwight C. Wheeler II, Vice Chairman,
Secretary, Treasurer and Director
Acme United Corporation
75 Kings Highway Cutoff
Fairfield, Connecticut 06430
March 29, 1996

ATTACHMENT A

ACME UNITED CORPORATION
75 Kings Highway Cutoff, Fairfield, Connecticut  06430

Proxy for Annual Meeting of Shareholders - April 22, 1996
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Gary D. Penisten and Walter C. Johnsen, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Acme United Corporation (the "Company"), held of record by the undersigned on March 4, 1996 at the annual meeting of stockholders to be held on April 22, 1996 or any adjournment or postponement thereof.

The Board of Directors unanimously recommends a vote for the following proposals:

1. Election of nine Directors
   ___ FOR all nominees listed below (except as marked to the contrary below)
   ___ Withhold authority to vote for all nominees listed below

David W. Clark, Jr., George R. Dunbar, James L.L. Tullis,
Walter C. Johnsen, Newman M. Marsilius, Wayne R. Moore, Gary D. Penisten, Dwight C. Wheeler II, Henry C. Wheeler (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

______________________________________________________________________________

2. Approval of an Amendment to the 1992 Amended and Restated Stock Option
   Plan.
   ___  FOR       ___  AGAINST        ___  ABSTAIN

3. Approval of the 1996 Non-Employee Director Stock Option Plan.
   ___  FOR       ___  AGAINST        ___  ABSTAIN

4. Approval of an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.
   ___  FOR       ___  AGAINST        ___  ABSTAIN

5. Approval of the appointment of Coopers & Lybrand as the independent auditors of the Company for the 1996 fiscal year.
   ___  FOR       ___  AGAINST        ___  ABSTAIN

6. In their discretion, upon other matters as may properly come before the meeting.


                                                    (Continued on other side)


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2,3,4 AND 5.
Please sign exactly as name appears below.


                                   Dated:______________________________, 1996

                                   __________________________________________
                                   Signature

                                   __________________________________________
                                   Signature if held jointly


                    When shares are held by joint tenants, both should sign. When signed as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Please mark, sign, date and return the proxy form promptly using the enclosed envelope.

ATTACHMENT B
                     ACME UNITED CORPORATION
           1992 AMENDED AND RESTATED STOCK OPTION PLAN



1.   PURPOSE

The purpose of this plan (the "Plan") is to promote the interests of Acme United Corporation (the "Corporation") by enabling its key employees to acquire an increased proprietary interest in the Corporation and thus to share in the future success of the Corporation's business. Accordingly, the Plan is intended as a means not only of attracting and retaining outstanding management personnel but also of promoting a closer identity of interests between employees and stockholders. Since the employees eligible to receive Options under the Plan will be those who are in a position to make important and direct contributions to the success of the Corporation, the Directors believe that the grant of the Options under the Plan will be in the best interests of the Corporation.

2.   DEFINITIONS

Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

     (a) "Beneficiary" means the person or persons who shall acquire the right to exercise an option by bequest or inheritance.

     (b) "Board of Directors" or "Board" means the Board of the Directors of the Corporation.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" means the Stock Option Plan Committee of the Board of Directors, consisting of all Board members who are not employees of the Corporation, but in no event fewer than two (2) such Board members.

     (e) "Common Stock" shall mean common stock, par value $2.50 per share, of the Corporation.

     (f) "Disability" means a disability as defined in the Corporation's Long-Term Disability Plan, as amended from time to time.

     (g) "Fair Market Value" shall mean the closing price for the Common Stock on the date immediately preceding the date on which the option is granted.

     (h) "Incentive Stock Option" shall mean a stock option granted pursuant to this Plan and intended to satisfy the requirements of Section 422 of the Code.

     (i)  "Option" shall mean a stock option granted pursuant to the Plan.

     (j) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

     (k) "Option Agreement" shall mean the written agreement to be entered into by the Corporation and the Optionee, as provided in Section 6 hereof.

     (I) "Retirement" shall mean retirement pursuant to the Retirement Plan for Employees of Acme United Corporation, as amended from time to time.

     (m) "Share" shall mean the Common Stock of the Corporation, as adjusted in accordance with Section 16 of the Plan.

     (n) "Subsidiary" shall mean any subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

Where used herein, unless the context indicates otherwise, words in the masculine form shall be deemed to refer to females as well as to males.

3.   SHARES SUBJECT TO THE PLAN

     (a) The stock to be covered by the Options is the Common Stock of the Corporation. The aggregate number of shares of Common Stock which may be delivered on exercise of the Options is 300,000 shares, subject to adjustment pursuant to Section 16.

     (b) As determined by the Board from time to time, such shares may be previously issued shares reacquired by the Corporation or authorized but unissued shares. If any Option expires or terminates for any reason without having been exercised in full, the Shares covered by the unexercised portion of such Option shall again be available for Options, within the limits specified above.

4.   ADMINISTRATION OF THE PLAN

     (a) Except as provided in paragraph (b) of this Section, the Plan shall be administered by the Stock Option Plan Committee of the Board of Directors of the Corporation. In addition to its duties with respect to the Plan stated elsewhere in the Plan, the Committee shall have full authority, consistent with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding upon all persons.

          No member of the Board of Directors or of the Committee and no employee of the Corporation shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provisions of the Plan or, except in circumstances involving his bad faith, for anything done or omitted to be done by himself.

     (b) Except as provided in Section 7, it is intended that the stock options granted pursuant to the Plan constitute Incentive Stock Options within the meaning of Section 422 of the Code. The Committee shall administer the Plan in such a manner as to establish and maintain such Options as Incentive Stock Options.

     (c) The Committee may, with the consent of the Optionee, substitute Options which are not intended to be Incentive Stock Options for outstanding Incentive Stock Options. Any such substitution shall not constitute the grant of a new Option for the purposes of this Plan, and shall not require a revaluation of the Option exercised prior to the substituted Option. Any such substitution shall be implemented by an amendment to the applicable Option Agreement or in such other manner as the Committee in its discretion shall determine.

     (d) The Committee shall make such provisions as it deems necessary or appropriate for the withholding of any federal, state, local or other tax required to be withheld with regard to the exercise of an Option under the Plan.

5.   EMPLOYEES ELIGIBLE TO RECEIVE OPTIONS

     (a) The Committee shall from time to time in its discretion select the employees to whom the Options shall be granted from among the key employees of the Corporation and any Subsidiary.

     (b) Members of the Board of Directors who are not regular salaried employees of the Corporation or a Subsidiary shall not be eligible to receive Options.

     (c)  An individual employee may receive more than one Option.

6.   OPTION AGREEMENT

     (a) No Option shall be exercised by an Optionee unless he or she shall have executed and delivered an Option Agreement.



     (b) Appropriate officers of the Corporation are hereby authorized to execute and deliver Option Agreements in the name of the Corporation as directed from time to time by the Committee.

7.   GRANTS OF OPTIONS

     (a) The Committee shall in its discretion determine the time or times when Options shall be granted and the number of shares of Common Stock to be subject to each Option.

     (b) The aggregate fair market value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all stock option plans of the Corporation and its Subsidiaries) shall not exceed $100,000.00.

     (c) No Incentive Stock Option shall be granted to an employee who, at the time the Option is granted, owns (within the meaning of Section 422(b) (6) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation unless the following requirements are satisfied:

          (i) notwithstanding the provisions of Section 8, the purchase price for each share of common stock subject to an Option shall be at least 110 percent of the fair market value of the Common Stock subject to the Option at the time the Option is granted; and

          (ii) the Option is not exercisable after the expiration of five (5) years from the date such Option is granted.

     (d) The Committee may in its discretion grant Options that are not intended to constitute Incentive Stock Options.

     (e) Each Option shall be evidenced by an Option Agreement, in such form as the Committee shall from time to time approve, which shall state the terms and conditions of the Option in accordance with the Plan, and also shall contain such additional provisions as may be necessary or appropriate under applicable laws, regulations, and rules.

8.   OPTION PRICE

The purchase price for each share of Common Stock subject to an Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted provided, however, that the purchase price shall not be less than the par value of the Common Stock which is the subject of the Option.

9.   OPTION PERIOD; EXERCISE RIGHTS

     (a) Each Option shall be for such term as the Committee shall determine, but not more than ten years from the date it is granted, and shall be subject to earlier termination as provided in Section 10.

     (b) The Committee may, at its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option Agreement. Except as provided in the Option Agreement, an Option may be exercised in whole or in part at any time during its term.

     (c) Upon the purchase of shares of Common Stock under an Option, the Stock certificate or certificates may, at the request of the purchaser, be issued in his name and the name of another person as joint tenants with right of survivorship.

     (d) The exercise of each Option granted under the Plan shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the listing, registration, or qualification of any shares of Common Stock otherwise deliverable upon such exercise upon any securities exchange or under any State or Federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares thereunder, then in any such event such exercise shall not be effective unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Corporation nor its directors or officers shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

10.  EXERCISE RIGHTS UPON TERMINATION OF EMPLOYMENT

     (a)  Retirement
          If an Optionee retires under a retirement or pension plan of the Corporation or of a Subsidiary, the Optionee's Option shall terminate one year after the date of such retirement, but in no event later than the date on which it would have expired if the Optionee had not retired, provided, however, that if the Option is exercised later than three months from the date of such retirement, such Option shall not constitute an incentive Stock Option. During such period the Optionee may exercise the Option in whole or in part, notwithstanding the limitations of Section 9(b) or any limitation that may have been set by the Committee pursuant thereto.


     (b)  Disability

          If an Optionee becomes disabled, the Optionee may exercise the Option (i) within one year after the date of Disability, but in no event later than the date on which it would have expired if the Optionee had not become disabled, or (ii) within such other period, not exceeding three years after the date of Disability, as shall be prescribed in the Option Agreement; provided, however, that if the Option is exercised later than one year after the date of Disability, it shall not constitute an Incentive Stock Option. During such period the Optionee may exercise the Option in whole or in part, notwithstanding the limitations of Section 9(b) or any limitation that may have been set by the Committee Pursuant thereto

     (c)  Death
          If an Optionee dies during a period in which he or she is entitled to exercise an Option (including the period referred to in paragraphs (a), (b), and (d) of this Section 10, the Option may be exercised at any time within one year from the date of the Optionee's death, but in no event later than the date on which it would have expired if the Optionee had lived, by the Optionee's Beneficiary, in whole or in part, notwithstanding the limitations of Section 9(b) or any limitation that may have been set by the Committee pursuant thereto.

     (d)  Termination of Employment for Any Other Reason

          If an Optionee ceases to be employed by the Corporation or a Subsidiary for any reason other than retirement, disability, or death, the Optionee's Option shall terminate three months after the date of such cessation of employment, but in no event later than the date on which it would have expired if such cessation of employment had not occurred. During such period the option may be exercised only to the extent that the Optionee was entitled to do so under
          Section 9(b) at the date of cessation of employment unless the Committee, in its sole and nonreviewable discretion, permits exercise of the Option to a greater extent. The employment of an Optionee shall not be deemed to have ceased upon his or her absence from the Corporation or a Subsidiary on a leave of absence granted in accordance with the usual procedure of the Corporation or Subsidiary.

11.  METHOD OF EXERCISE

     (a) Each exercise of an Option shall be by written notice to the Secretary of the Corporation, stating the number of shares to be purchased. An Option may be exercised with respect to all, or any part of, the Shares of Common Stock as to which it is exercisable at the time.

     (b) The purchase price of the shares being purchased shall be paid in full at the time the Option is exercised. Such payment shall be made in cash in United States currency.

12.  NONTRANSFERABILITY OF OPTIONS

Each Option shall be nonassignable and nontransferable by the Optionee other than by will or by the laws of descent and distribution. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

13.  SHAREHOLDER RIGHTS

No person shall have any rights of a shareholder by virtue of an Option except with respect to shares actually issued to him and registered on the transfer books of the Corporation, and the issuance of shares shall confer no retroactive right to dividends.

14.  USE OF PROCEEDS

The proceeds received by the Corporation from the sale by it of shares of Common Stock to persons exercising an Option pursuant to the Plan will be used for the general purposes of the Corporation or any Subsidiary.

15.  GENERAL PROVISIONS

The grant of an Option in any year shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Corporation or any Subsidiary.

16.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

If there is a change in the number or kind of outstanding shares of the Corporation's stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, or other similar event, appropriate adjustments shall be made by the Committee to the number and kind of shares subject to the Plan, the number and kind of shares under Options then outstanding, the maximum number of shares available for Options or the Option Price and other relevant provisions, to the extent that the Committee, in its sole and nonreviewable discretion, determines that such change makes such adjustments necessary or equitable.

17.  EFFECT OF MERGER OR OTHER REORGANIZATION

If the Corporation shall be the surviving corporation in a merger or other reorganization, an Option shall extend to stock and securities of the Corporation to the same extent that a holder of that number of Shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option would be entitled to have or obtain stock and securities of the Corporation under the terms of the merger or consolidation. If the Corporation dissolves, sells substantially all of its assets, is acquired in a stock for stock or securities exchange, or is a party to a merger or other reorganization in which it is not the surviving corporation, then each Option shall be exercisable in full within the period of sixty (60) days commencing upon the date of the action of the shareholders (or the Board if shareholders' action is not required) is taken to approve the transaction and upon the expiration of that period all Options and all rights thereto shall automatically terminate.

18.  TERMINATION; AMENDMENTS

     (a) The Board may at any time terminate the Plan. Unless the plan shall previously have been terminated by the Board, it shall terminate on February 24, 2002. No Option may be granted after such termination.

     (b) The Board may at any time or times amend the Plan or amend any outstanding Option for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.

     (c) Except as provided in Section 16, no such amendment shall, without the approval of the shareholders of the Corporation: (i) increase the maximum number of shares of Common Stock for which the Options may be granted under the Plan; (ii) reduce the Option price of outstanding Options; (iii) extend the period during which Options may be granted; (iv) materially increase in any other way the benefits accruing to Optionees; or (v) change the class of persons eligible to be Optionees.

     (d) No termination or amendment of the Plan, shall, without the consent of an Optionee or Beneficiary, adversely affect the Optionee's or Beneficiary's right under any Option previously granted, but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 16 hereof does not adversely affect any such right.

19.  EFFECTIVE DATE

The Plan, as amended, shall become effective upon approval by the Board; provided, however, that the Plan shall be submitted to the shareholders of the Corporation for approval at the Annual Meeting of Shareholders to be held on April 27, 1992, and if not approved by the shareholders shall be of no force and effect. Options granted by the Committee before such Annual Meeting shall be granted subject to such approval of the Plan by the shareholders and shall not be exercisable before such approval.

20.  GOVERNING LAW

The plan shall be construed and its provisions enforced and administered in accordance with and under the laws of Connecticut except to the extent that such laws may be superseded by any Federal law.

ATTACHMENT C
                    ACME UNITED CORPORATION
           1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


I.   GENERAL

     1.1  PURPOSE OF THE PLAN

     The purpose of the Acme United Corporation 1996 Non-Employee Director Stock Option Plan (the "Plan") is to enable Acme United Corporation (the "Company") to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock (the "Common Stock").

     1.2  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation Committee or its successors (the "Committee") of the Company's Board of Directors (the "Board") which shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall consist of at least two persons and shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company.

     1.3  ELIGIBLE PARTICIPANTS

     Commencing April 22, 1996 each member of the Board who is not an employee of the Company or any of its subsidiaries shall be a participant (a "Participant") in the Plan.

     1.4  GRANTS UNDER THE PLAN

     Grants under the Plan shall be in the form of stock options as described in Section II (an "Option" or "Options").

     1.5  SHARES

     The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of Options, which may be issued under the terms of the Plan, may not exceed 50,000 shares and hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

     Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 as amended (the "Exchange Act") will continue to be available for transactions involving all current and future grants.
In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

     1.7  DEFINITIONS

     The following definitions shall apply to the Plan:

     (a) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

     (b) "Fair Market Value" means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith.

                           II. OPTIONS

     2.1  TERMS AND CONDITIONS OF OPTIONS

     Each Participant who is first elected to the Board of Directors on or after April 22, 1996 shall receive a grant of an option to purchase 10,000 shares of Common Stock on the date of the Annual Meeting for that calendar year or the date of the meeting.of the Board of Directors at which such Participant is elected to fill a vacancy.

     Each Participant who was first elected to the Board of Directors prior to April 22, 1996 shall, after the Company has had four consecutive quarters with aggregate earnings of $0.50 per share, receive a grant of an Option to purchase 2,500 shares of Common Stock within thirty (30) days thereafter and on same date of each year thereafter during which such Participant serves on the Board he shall receive an annual grant of an Option to purchase 2,500 shares of Common Stock of the Company up to an aggregate total of grants to purchase 10,000 shares.

     2.2  NONQUALIFIED STOCK OPTIONS

     The terms of the Options shall, at the time of grant, provide that the Options will not be treated as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.3  OPTION PRICE

     The option price per share shall be the Fair Market Value of the Common Stock on the date the Option is granted.

     2.4  TERM AND EXERCISE OF OPTIONS

     (a) The term of an Option shall not exceed ten (10) years from the date of grant. Except as provided in this Section 2.4, after a Participant ceases to serve as a director of the Company for any reason, including, without limitation, retirement, or any other voluntary or involuntary termination of a Participant's service as a director (a "Termination"), the unexercisable portion of an Option shall immediately terminate and be null and void, and the unexercised portion of any outstanding Options held by such Participant shall terminate and be null and void for all purposes, after three (3) months have elapsed from the date of the Termination unless extended by the Committee, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the option term.

     (b) Options shall become exercisable in whole or in part after one (1) year has elapsed from the date of grant. In no event, however, shall an Option be exercised after the expiration of ten (10) years from the date of grant.

     (c) A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his or her legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of the Option. If no designation is made before the death of the Participant, the Participant's Option may be exercised by the personal representative of the Participant's estate or by a person who acquired the right to exercise such Option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Plan.

     2.5  NOTICE OF EXERCISE

     When exercisable pursuant to the terms of the Plan and the governing stock option agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by a check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised, and (c) containing such further provisions consistent with the provisions of the Plan as the Company may from time to time prescribe. No Option may be exercised after the expiration of the term specified in Section
2.4 hereof.

     2.6  LIMITATION OF EXERCISE PERIODS

     The Committee may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

     2.7  CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control has occurred, then the Option shall immediately become exercisable on the date such Change in Control occurred.

                     III. GENERAL PROVISIONS

     3.1  GENERAL RESTRICTIONS

     Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     3.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporation structure or capitalization of the Company, the
Board shall make such adjustments as the Committee may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, Option price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

     3.3  AMENDMENTS

     Without further approval of the shareholders, the Board may discontinue the Plan at any time and may amend it from time to time in such respect as the Board may deem advisable, unless shareholder or regulatory approval is required by law or regulation, and subject to any conditions established by the terms of such amendment; provided, however, that the Plan may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

     3.4  MODIFICATION, SUBSTITUTION OR CANCELLATION OF GRANTS

     No rights or obligations under any outstanding Option may be altered or impaired without the Participant's consent. Any grant under the Plan may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof.

     3.5  SHARES SUBJECT TO THE PLAN

     Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Committee.

     3.6  RIGHTS OF A SHAREHOLDER

     Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

     3.7  WITHHOLDING

       If a Participant is to experience a taxable event in connection with the receipt of shares of Common Stock pursuant to an Option exercise, the Participant shall pay the amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld to the Company prior to the issuance of such shares of Common Stock.

     3.8  NONASSIGNABILITY

     Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

     3.9  NONUNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     3.10 EFFECTIVE DATE; DURATION

     The Plan shall become effective as of the date the shareholders approve the Plan. No grant may be given under the Plan after May 31, 2006, but grants theretofore granted may extend beyond such date.

     3.11 CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Options shall become fully exercisable as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

          (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (c) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or
(iii) a plan of liquidation or dissolution of the Company; or

          (d) if the Board of Directors or any designated committee determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who exercised a controlling influence as of the effective date of the Plan, directly or indirectly exercises a controlling influence over the management or policies of the Company.

     3.12 GOVERNING LAW

     The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.